Subsequent Events	9 Months Ended	12 Months Ended
	Sep. 30, 2020	Dec. 31, 2019
Subsequent Events [Abstract]
Subsequent Events
17. Subsequent Events
The Company has evaluated subsequent events through November 9, 2020, the date on which these consolidated financial statements were issued.

On October 21, 2020, the Company committed to a plan to restructure the workforce and consolidate La Jolla facilities as part of the Company’s long-term plan to consolidate manufacturing operations in Massachusetts in order to reduce the Company’s cost structure. The restructuring is expected to result in a charge of approximately $5.5 million, which is primarily attributable to the retention benefits associated with approximately 75 employees.

19. Subsequent Events
The Company has performed an evaluation of subsequent events through March 9, 2020.
In January 2020, the Company cancelled certain product development and consulting agreements inherited from NuTech Medical for total consideration of $1,950 which was paid on February 14, 2020. Refer to Note “16. Commitments and Contingencies”.
In February 2020, the Company entered into a settlement agreement with the sellers of NuTech Medical and settled the dispute on the deferred acquisition consideration for $4,000, of which, $2,000 was paid immediately on February 24, 2020 (the “Settlement Date”) and the remaining $2,000 is to be paid in four quarterly installments of $500 each with the first quarterly payment due and payable on the date that is 90 days from the Settlement Date. Refer to Note “16. Commitments and Contingencies”.
On March 2, 2020, the Company’s Board of Directors granted 596,000 of restricted stock units to our sales employees with an aggregated fair market value of $2,408. These restricted stock units will vest over four years with the first tranche vesting on January 15, 2021.